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               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


               BRISTOL-MYERS SQUIBB COMPANY
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................





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WELCOME TO THE BRISTOL-MYERS SQUIBB COMPANY PROXY INFORMATION WEBSITE

This year, for the first time, Bristol-Myers Squibb Company stockholders will be able to vote their shares for the upcoming Annual Meeting of Stockholders via three methods:

                                    (1) the Internet
                                    (2) the telephone
                                    (3) the mail

You should receive your proxy material during the last two weeks of March. As soon as you receive your proxy material, you are invited to vote via the Internet. Please go to the Company's Intranet Web site and click on the button "Proxy Voting" and you will be connected directly to the voting site. You will need to have your card in order to enter the voting Web site. The control number at the lower, right-hand corner of your card will allow you access to your voting site.

For those of you who do not have access to a computer, there will be a computer available at each of our U.S. locations to facilitate your voting electronically. Please watch for information on where this computer terminal will be located at your particular site.

For those of you who prefer to vote by telephone, you may do so via the 800 number found on your card. This is a toll-free call and only available in the United States.

Of course, you can also vote by mail.

If you vote via the Internet or by telephone, there is no need to return a signed card.

Please note that you may receive two cards.

One card is the voting instruction card that is distributed to those of you who hold equivalent shares of the Company's Common Stock through the Bristol-Myers Squibb Company Savings and Investment Program, the Employee Incentive Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program.

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The second card is distributed to stockholders who own shares of the Company's stock and are registered directly on the books of our transfer agent, ChaseMellon Shareholder Services. If you are an owner of BMY common stock and hold these shares through a broker, you will receive a separate card from your broker. Please vote all cards received.

You will be asked to vote on four proposals:

                  Proposal No. 1 -- Election of Directors
                  Proposal No. 2 -- Appointment of Accountants
                  Proposal No. 3 -- Increase in Authorized Shares
                  Proposal No. 4 -- Annual Election of Directors

The Board of Directors of Bristol-Myers Squibb Company recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposal No. 4.

Please read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to voting.

Tabulation of proxies and the votes cast at the meeting is conducted by an independent agent and certified to by independent inspectors of election. Any information that identifies the stockholder or the particular vote of a stockholder is kept confidential and not disclosed to the Company.

As owners of our Company, YOUR VOTE IS IMPORTANT. We hope that you will find Internet voting fast and efficient. However, if it is not convenient for your purposes, we hope you will vote by telephone or by mail.


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                          BRISTOL-MYERS SQUIBB COMPANY
                   SCRIPT FOR REGISTERED STOCKHOLDER TELEPHONE
                                     VOTING
                           FOR THE 1999 ANNUAL MEETING

              Stockholder Hears This Script

Speech 1 Welcome. Please enter the control number located in the lower right hand corner of this form. (Enter control number)
              (IVR will repeat instructions if necessary).

Speech 2 To vote as the Bristol-Myers Squibb Company Board recommends, Press 1 now; to vote on each proposal separately, Press 0 now. (IVR will repeat instructions if necessary).


Speech 2A     You voted as the Board recommended. If correct, Press 1. If incorrect, Press 0.

Speech 3      Proposal 1:

                    To vote FOR all nominees, Press 1
                    To WITHHOLD for all nominees, Press 9
                    To WITHHOLD for an individual nominee, Press 0

              Make your selection now.
              (IVR will repeat instructions if necessary).

Speech 4 Please enter the two-digit number that appears next to the nominee you DO NOT wish to vote for. Please make your selection now.
              (IVR will repeat instructions if necessary).

Speech 5 Press 1 if you wish to withhold from another nominee or Press 0 if you have completed voting on Directors.
              (IVR will repeat instructions if necessary).

Speech 6      Proposal 2:
                     To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0.
              (IVR will repeat instructions if necessary).

Speech 7      Proposal 3:
                     To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0.
              (IVR will repeat instructions if necessary).

Speech 8      Proposal 4:
                     To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN; Press 0.
              (IVR will repeat instructions if necessary).

Speech 8A    Your votes have been cast as follows:
                     Proposal 1:  For all or Withhold all OR for all
                                  Except Director 1, 2 or 3
                     Proposal 2:  For, Against, Abstain
                     Proposal 3:  For, Against, Abstain
                     Proposal 4:  For, Against, Abstain
              If this is correct Press 1, if incorrect Press 0

Speech 9      If you plan to attend the Annual Meeting, Press 1 - if not,
              Press 0.

Speech 10     Press 1 to discontinue receiving an Annual Report for this account.

Closing A     Thank you for voting.

Closing B**   Your votes have been cancelled. Please call again or sign, mark and return your proxy in the envelope provided.

Speech 11*    That was an invalid entry - (IVR will repeat instructions if necessary).

*Speech 11 - if Shareholder enters an incorrect option.
Note:  **Closing B - if shareholder indicates their vote was incorrect.